Exhibit 99.1

FBR Capital Markets 2009 Fall Investor Conference December 1, 2009 Robert S. Cubbin, CEO

2 Forward-Looking Statements Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward- looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectibility of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 Outline The Meadowbrook Approach Diverse Business Model Strategy Driving Enterprise Value and ROE

4 The Meadowbrook Approach Our Objective To generate predictable earnings, across the market cycle, with a long term return on average equity target of 15% Our Goals are to Generate profitable underwriting results from our insurance operations Generate consistent investment income with a low-risk, high-quality portfolio Leverage invested assets to equity Generate stable, consistent fee and commission income through our agency and risk management operations and Generate free cash flow from our insurance company subsidiaries and non-regulated fee based services Strive to deliver consistent results with a balanced business model We are a specialty insurance underwriter and risk management services company that serves underserved market segments: excess and surplus lines commercial property and casualty insurance; specialty program underwriting; alternative risk transfer solutions; agency operations; and insurance administration services

Market cap: $408.0 million (11/17/2009) Outstanding shares: 57.1 million Weighted average shares 57.5 million Book value (9/30/2009): $509.3 million Book value per share: $8.91 Excluding unrealized gain / loss, net of deferred taxes: $8.29 Debt to equity: 26.2%; 10.3% excluding debentures Debt to total capital: 20.8% Price / book: 0.80 (11/17/2009) Premium Leverage GWP to GAAP surplus 1.4 to 1 NWP to GAAP surplus 1.2 to 1 GWP to Statutory surplus 1.9 to 1 NWP to Statutory surplus 1.6 to 1 Insider ownership: 6.8% 5 Meadowbrook Vitals Organic growth, a 2007 equity offering and the recent acquisition of ProCentury Corporation have contributed to an increase in the size and scope of our profile

6 Diversified Set of Risk Bearing and Non Risk Bearing Product and Service Offerings Minimal Capital Requirements Higher Capital Requirements Low Retained Risk High Retained Risk Non Risk Bearing Diverse Revenue Sources A Choice in Assumed Risk Levels Flexible Capital Allocation Alternatives Quota share risk sharing Profit based commission risk sharing Fully insured program risk retention Agency Operations Segment Specialty Insurance Operations Segment Agency commissions Managed program revenue Admitted products and programs Non-admitted products and programs Risk sharing vehicles Earned Premium Revenue (94% of total revenue) Commission Revenue (1% of total revenue) Fee Revenue (5% of total revenue) While our model provides flexibility in cycle management, risk retention and capital allocation decisions, increasingly, insurance operations has become our most important source of revenue and profit

7 Typical Meadowbrook Offerings Mono-line Products Admitted Programs Non-admitted Excess and Surplus Lines Picture framers Music equipment stores Christian booksellers Health and fitness centers Chemical distribution Livestock Custom Harvesters Pet-sitters Oil and gas contractors Assisted care facilities Package delivery Restaurants, bars, taverns Apartments Hotels and motels Mercantile Convenience stores Contractors liability Inland marine State specific workers' compensation Public entity excess Surety Ocean marine Environmental Managed Programs Michigan Municipal League Minnesota County Insurance Trust The Builders Group Workers' Compensation Fund Alabama Forest Fund USSU-Excess Workers' Compensation

8 Powerful and Diverse Distribution Network National network of wholesale general agents Program agents and program administrators Non-Admitted Excess and Surplus Lines Admitted Programs Products Distribution Channels Specialty Product Lines Retail agent appointments for primary workers compensation USSU / Meadowbrook specialty brokerage for excess workers compensation General program administrators Retail agent appointments for surety Marine brokers and general agents for ocean marine Environmental general agents for environmental risks Construction brokers for contractor classes Our range of distribution capabilities includes general agents, program agents, independent agents, specialty retail agents, brokers and Meadowbrook agencies Brokers and retail agents for excess casualty

9 National Scope with Regional Perspective Bermuda Talented insurance underwriting, agency and fee-for-service resources are located throughout the country to serve various client needs Regional management effectively serves local needs Support from headquarters enables efficient resource deployment and cross-unit coordination Balance of effective local touch, with efficient national coordination Meadowbrook locations Top 10 production states (YTD 9/30/2009) 1 2 3 4 10 5 8 6 9 7

Capability Building Through Acquisition

MEADOWBROOK INSURANCE GROUP

- ***Strategic Staging of Acquisitions***

Retail Agency Only → **Core Capability Build Out** → **Synergistic Expansion**



Founded as a retail insurance agency
1955
Star Insurance Company
1985
1990
Savers Property and Casualty Insurance Company
American Indemnity Insurance Company
1994
1996
Association Self Insurance Services
Saginaw Insurance Agency
Williamsburg National Insurance Company
Crest Financial Services
1997
1998
Ameritrust Insurance Corporation
Florida Preferred Administrators, Inc.
Preferred Insurance Company, Ltd
TPA Insurance Agency
1999
2005
Insurance and Benefits Consultants
USSU
2007
2008
ProCentury Corp.

10

11 Delivering Results Over Time Total Revenue ($M) Net Operating Income ($M) Shareholders' Equity ($M) Net Operating Income per Share 2007 includes $58.6M equity raise 2008 includes $122.7M equity issuance related to merger 2008 includes five months of ProCentury results 2008 includes five months of ProCentury results 2008 includes five months of ProCentury results 2008 includes issuance of 21.1M shares related to merger

12 Making the Model Work A Growth Platform on a Stable Foundation

13 2009 Third Quarter and YTD Highlights Year to Date, September 30, 2009 Highlights Gross written premium increased by 58.5% to $505.9 million compared to $319.3 million on a year to date basis for 2008; excluding Century, gross written premium increased by 18.6% Net operating income increased 50.5%% to $40.0 million Excludes $3.8 million after-tax from realized losses The year to date GAAP combined ratio was 91.9%, compared to 94.0% for 2008; includes 5.3 percentage points of favorable development on prior accident year reserves Repurchased 300,000 shares in 2009; we have 1.9 million shares remaining in under our current share repurchase plan Third Quarter 2009 Highlights Gross written premium increased by 40.6% to $189.0 million compared to $134.4 million in the second quarter of 2008; excluding Century, gross written premium increased by 36.2% Net operating income increased 6.9% to $11.7 million Excludes $669,000 after-tax from realized losses Third quarter GAAP combined ratio was 95.3% compared to 96.7% in the third quarter of 2008; includes 4.5 points of favorable development on prior accident year reserves and 4.1 points due to wind, hail and fire losses Increased quarterly dividend to $0.03 per share from $0.02 per share

14 2009 Guidance and ROAE Estimates GWP Range of $695M - $715M Combined Ratio Range of 95.0% - 97.0% Net income from operations $46.0M - $52.0M excluding amortization $52.0M - $58.0M Net operating income per share $0.80 - $0.90 per share excluding amortization $0.90 to $1.00 per share We expect 2009 net operating income per share near the high-end of our guidance range of $0.80 to $0.90 per share

15 Insurance Underwriting Operations Premium Distribution 2009 Business Mix Pro forma Production $695 - $715 $504 $548 $614* $584 $602 ProCentury Meadowbrook * 2006 ProCentury production includes $20.9 million due to a one-time accounting change related to the timing of recording gross written premium YTD September 30, 2009

Insurance Underwriting Operations Loss and Expense Ratios 16 Q3 2008 loss ratio includes 8.1 points from hurricanes and only two months of Century earned premium Full year 2008 combined ratio includes 2.3 points from hurricanes Q1 2009 loss ratio includes 6.5 points from favorable prior year development Q2 2009 loss ratio includes 5.0 points from favorable prior year development Q3 2009 loss ratio includes 4.5 points from favorable prior year development and 4.1 points related to hail, wind and fire losses Our combined ratio has improved over time from 95.4% in 2007 to 91.9% on a YTD basis in 2009 GAAP Loss ratio GAAP Expense ratio 2007 - 2009 Combined Ratio 93.9% 90.5% 91.8% 96.7% 93.3% 95.4% 87.7% 92.7% 95.3% 91.9%

17 The Insurance Company Operation Growth Platform Small to medium sized general agents, retail and specialty agents and program administrators Local and regional agents Programs with $2 - $25 million in premium volume Programs and Products Target Market Typical Distribution Licensing Alternative Solutions Admitted Programs: specialized underwriting, products and services designed for association and industry groups Non-admitted E&S Commercial Property and Casualty Products: commercial property and casualty coverage for diverse classes of business with rate and form flexibility Primarily small to medium sized businesses in underserved markets Onshore or offshore captive and rent-a-captive insurance vehicles available to provide risk sharing opportunities to partners 6 insurance companies with a variety of licenses to write on an admitted and non-admitted basis in all 50 states

18 Revenue Enhancement Opportunities of the ProCentury Merger We are executing on revenue enhancement opportunities Meadowbrook launched a new wholesale relationship in the Midwest, which supports Century and other unaffiliated carriers Century is offering a surplus lines market for a major Meadowbrook workers' compensation partner in New England Utilization of Meadowbrook's program capabilities for Century general agents Leveraging shared infrastructure and increased size Developing Centers of Expertise for claims management Increased size and diversity benefit costs of reinsurance Enhanced marketing capabilities though joint business development functions Geographic expansion of Century offerings through Meadowbrook's admitted markets Executing on opportunities to leverage other niche capabilities The combined capabilities of the companies allow us to receive and evaluate more opportunities Independently, neither Meadowbrook nor Century would have been able to meet the comprehensive risk management solutions that some opportunities require

19 Agency and Fee-Based Operations Provide a Stable Foundation and Leverage Fixed Costs Agency Operations Original foundation of the company in 1955 Operates five retail / wholesale insurance agencies Generates commission income from more than 50 unaffiliated carriers Managed Programs Primarily serving the self-insurance market Provides clients administrative and back office services Requires minimal capital Creates non-regulated liquidity to cover fixed costs and debt service Provides free cash flow for acquisitions/other capital management purposes

20 Agency and Fee-Based Operations Profile Non-regulated revenue contributes to capital management flexibility, and is a source of non-risk bearing revenue and free cash flow Fee Revenue Commission Revenue Gross Commission and Fee-Based Revenue $88 $87 $91 $97 $106 Inter-company fee revenue $76 $88 Growth in inter-company fee revenue reflects growth in premium earned

21 We Execute our Approach with a Focus on Underwriting Discipline We re-underwrite E&S business for accuracy and completeness We limit exposure to catastrophe-prone areas and buy reinsurance Our associates have broad and deep underwriting experience and expertise Our in-house actuarial team supports underwriting with pricing and loss analysis Our new opportunities undergo a thorough new business due diligence process Robust program controls help monitor all programs for performance We have long term relationships with high quality reinsurance partners As an underwriting company, we underwrite for predictability and profitability

22 Our Success Depends on Delivering Superior Service to Our Agents This is a relationship-based business, we compete on service, rather than solely on price or underwriting terms Speed and ease of doing business are important value propositions Appropriately managed delegations of underwriting authority helps agents quickly serve their clients Our goal is to bring new products and services to market quickly Investments in web-based applications for agents are a high priority We manage our distribution partnerships in order to maintain strong relationships and avoid channel conflict Diverse capabilities allow us to offer distribution flexibility to suit the opportunity

23 Focus on Generating Consistent Investment Income Pre-tax Net Investment Income ($M) We anticipate continued pressure on yields in 2009, and expect pre-tax net investment income in a range of $49 - $50 million $49 - $50 Pre-tax book yield was 4.6% at 9/30/2009 Average pre-tax yield on new purchases in the first, second and third quarters of 2009 were 5.3%, 5.1% and 4.4% respectively 2009 year to date impairments of $3.8 million on a $1.1 billion portfolio

24 We Maintain a High Quality, Low Risk Investment Portfolio We maintain a conservative investment portfolio Portfolio Allocation and Quality Low equity risk exposure 98% fixed income and cash 2% equity High credit quality 98% of bonds are investment grade Average S&P rating of AA Fixed income duration is 4.5 years September 30, 2009; Managed portfolio, excludes Cash Allocation based on market value

25 Expectations for the Remainder of 2009 and 2010 Guidance Gross Written Premium Range of $695M - $715M Combined Ratio Range of 95.0% - 97.0% Net income from operations $46.0M - $52.0M Net operating income per share $0.80 - $0.90 per share We expect to deliver results in the ranges that we set for 2009 and we are excited about the possibilities for 2010; going into 2010, we expect a market similar to that which we have experienced during the second half of 2009 2009 Expectations Gross Written Premium Range of $790M - $815M Combined Ratio Range of 95.5% - 96.5% Net income from operations $48.5M - $54.5M Net operating income per share $0.85 - $0.95 per share 2010 Guidance

26 Growth Drivers Our approach to new program development generally takes between 12 to 24 months because we focus on due diligence and building very strong relationships; our recent efforts have gained traction and we expect these initiatives to make meaningful contributions to our growth New programs initiated in 2008 and 2009 Regional workers compensation initiatives in California, Texas, the Midwest and Southeast Geographic expansion of our transportation program The integration of Century's excess and surplus lines business

27 Driving Enterprise Value and ROE Balanced model provides opportunities across market cycles Increase underwriting leverage through selective revenue enhancement opportunities between admitted and non-admitted products Increase fee-for service income through new opportunities and margin expansion as amortization runs off Increase investment leverage through cash from operations and extending duration of reserves and invested assets Reduce expenses through leveraging fixed costs over a larger revenue base Expansion of product, geographic and program diversification

28 Investment Portfolio Appendix

29 Municipal Bonds Municipals State Profile Municipals Relative to Entire Portfolio Quality Indicators $490.2M market value; 42% of the managed portfolio September 30, 2009 unrealized gain was $29.6M Munis unrealized gain: $29.0M Taxable munis unrealized gain: $0.6M Largest state exposure is Texas

30 Structured Securities Structured Relative to Entire Portfolio Quality Indicators RMBS Profile $281.6M market value 25% of the managed portfolio September 30, 2009 unrealized gain was $11.5M RMBS unrealized gain $12.1M CMBS unrealized loss -$0.0M ABS unrealized loss -$0.6M

31 Corporate Fixed Income Corporates Profile Corporates Relative to Entire Portfolio Quality Indicators $258.8M market value 22% of the managed portfolio September 30, 2009 unrealized gain was $14.1M

32 Government and Agency Government and Agency Profile Government and Agency Relative to Entire Portfolio $52.3 million market value 5% of the managed portfolio 100% rated AAA September 30, 2009 unrealized gain was $3.3 million

33 Equities Equity Mix Profile Equities Relative to Entire Portfolio Top 5 Equity Holdings $27.9 million market value 2% of the managed portfolio September 30, 2009 unrealized gain was $0.8M Preferred stock unrealized gain $0.9M Bond mutual fund unrealized loss -$0.1M